Exhibit 99.1

QuidelOrtho Announces Preliminary Revenue for the First Quarter 2026 and Provides Update on Full-Year 2026 Guidance

April 15, 2026

SAN DIEGO, CA — QuidelOrtho Corporation (Nasdaq: QDEL) (the “Company” or “QuidelOrtho”), a global leader of in vitro diagnostics, today announced preliminary unaudited revenue for the first quarter of 2026, ended March 29, 2026, and provided an update on its full-year 2026 financial guidance. The Company also announced its plan to release its full first quarter 2026 financial results on Tuesday, May 5, 2026, after the market closes.

Preliminary Unaudited First Quarter 2026 Revenue

The Company currently expects preliminary unaudited revenue, as reported, of $615-$620 million for the first quarter of 2026. This preliminary unaudited revenue was primarily driven by a weaker respiratory season, with U.S. Influenza-like Illness visits down by approximately 30% compared to the first quarter of 20251, along with slower China distributor sales that the Company believes is related to the proposed China National Health Security Administration (“NHSA”) reimbursement rate reductions. Additionally, certain EMEA orders were delayed by the Middle East conflict, negatively impacting first quarter revenue.

“Despite macroeconomic challenges and a softer first quarter respiratory season, QuidelOrtho is taking decisive cost actions to drive full-year 2026 performance,” said Brian J. Blaser, President and Chief Executive Officer, QuidelOrtho. “Our core business―representing more than 70% of total revenue―remains strong, providing a solid foundation amid near-term volatility. We remain focused on operational execution, margin expansion, cash flow improvement, and advancing our innovation pipeline to support durable long-term growth.”

The preliminary unaudited revenue described herein is based on management’s preliminary analysis for the first quarter of 2026 and is subject to adjustments based on the Company’s completion of its quarter-end financial close process.

As discussed in the Company’s fourth quarter and full-year 2025 conference call in February 2026, the Company expects free cash flow to be negative for the first half of 2026. The Company currently expects free cash flow to be in the range of $(65) to $(70) million in the first quarter of 2026. The Company continues to expect free cash flow to be positive for the full-year 2026.

Full-year 2026 Financial Guidance

Based on current information, the Company believes the low end of its full-year 2026 financial guidance (issued February 11, 2026) remains achievable. The ranges provided by the Company were intentionally broad to reflect variability in the respiratory season and other factors, and do not assume a significant, prolonged impact from China NHSA reimbursement initiatives or continued disruption related to the Middle East conflict. The Company plans to discuss its full-year 2026 financial guidance on its May 5, 2026 earnings conference call.

First Quarter 2026 Earnings Conference Call

Following the release of financial results on May 5, 2026, QuidelOrtho will hold a conference call beginning at 2:00 p.m. PT / 5:00 p.m. ET to discuss its financial results. Interested parties can
1 As reported by the Centers for Disease Control and Prevention, April 3, 2026.

access the call from the “Events & Presentations” section of the “Investor Relations” page of the Company’s website at https://ir.quidelortho.com. Presentation materials will also be posted to the “Events & Presentations” section of the “Investor Relations” page of the Company’s website at the time of the call. A replay of the conference call will be available shortly after the event on the “Investor Relations” page of the Company’s website under the “Events & Presentations” section.

QuidelOrtho is dedicated to advancing diagnostics to power a healthier future. For more information, please visit quidelortho.com and follow QuidelOrtho on LinkedIn, Facebook and X.

About QuidelOrtho Corporation

With expertise spanning clinical chemistry, immunoassay, immunohematology and molecular testing, QuidelOrtho Corporation (Nasdaq: QDEL) is a leading global provider of diagnostic solutions, dedicated to advancing fast, accurate and reliable results that help improve patient outcomes – from the point of care to hospital, lab to clinic. Building on a legacy of innovation, QuidelOrtho works with healthcare providers to advance diagnostics that connect insights with solutions, defining a clearer path for informed decisions and better care.

Forward-looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are any statement contained herein that is not strictly historical, including, but not limited to, QuidelOrtho's expected revenue and free cash flow for the first quarter 2026, commercial and other strategic goals, financial guidance and related assumptions and other future financial condition and operating results, including expected results of operations, financial position or cost-savings and operational improvement initiatives, and other future plans, objectives, strategies, expectations and intentions. Without limiting the foregoing, the words “may,” “will,” “could,” “would,” “should,” “might,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “goal,” “project,” “strategy,” “future,” “continue,” “aim,” “strive,” “seek” or similar words, expressions or the negative of such terms or other comparable terminology are intended to identify forward-looking statements. Such statements are based on the beliefs and expectations of QuidelOrtho's management as of the date of this press release and are subject to significant known and unknown risks and uncertainties. Actual results or outcomes may differ significantly from those set forth or implied in the forward-looking statements. The following factors, among others, could cause actual results or outcomes to differ from those set forth or implied in the forward-looking statements: fluctuations in demand for QuidelOrtho's non-respiratory and respiratory products; supply chain, production, logistics, distribution and labor disruptions and challenges, including disruptions and challenges related to the 2026 Middle East conflict; failure to acquire or complete the proposed acquisition of LEX Diagnostics on the anticipated timeline, or at all, including risks and uncertainties related to LEX Diagnostics' ability to satisfy closing conditions and provisions; inability to successfully identify, consummate or realize the anticipated benefits of strategic transactions, strategic restructurings, divestitures, spin-offs or discontinuances of certain business operations, or debt financings, on the anticipated timelines, or at all; delays in the development of or failures or delays in the receipt of approvals for new or enhanced products; failure of new products and services to be commercially viable or accepted; changes in reimbursement rates for QuidelOrtho’s products, including reimbursement rate reductions proposed by the China NHSA; and other macroeconomic, geopolitical, market, business, competitive and/or regulatory factors affecting the business of QuidelOrtho generally, including those arising from the effects of announced or future or amended tariffs, trade policies, investigations and global trade relations, as well as those discussed in QuidelOrtho's Annual Report on Form 10-K for the fiscal year ended December 28, 2025 and subsequent reports filed with the Securities and Exchange Commission, including under Part I, Item 1A, “Risk Factors” of the Form 10-K. You should not rely on forward-looking statements as predictions of future events because these statements are based on assumptions that may not come true and are speculative by their nature. All forward-looking statements are based on information currently available to QuidelOrtho and speak only as of the date of this press release. QuidelOrtho undertakes no obligation to update any of the forward-looking information or time-sensitive information included in this press release, whether as a result of new information, future events, changed expectations or otherwise, except as required by law.

Investor Contact:
Juliet Cunningham
Vice President, Investor Relations
IR@QuidelOrtho.com

Media Contact:
D. Nikki Wheeler
Senior Director, Corporate Communications
media@QuidelOrtho.com